UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2004

SUNAIR ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Florida	1-04334	59-0780772
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3005 Southwest Third Avenue
Fort Lauderdale, Florida 33315
(Address of Principal Executive Office) (Zip Code)

(954) 525-1505
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9.01 Financial Statements and Exhibits.

This Current Report on Form 8-K/A amends the Form 8-K filed with the Commission on October 12, 2004, relating to the acquisition by Sunair Electronics, Inc., through a wholly-owned subsidiary, Sunair Communications, Limited, a private limited company incorporated in England, of substantially all the assets of Telecom FM Limited, a private limited company incorporated in England.

This Current Report on Form 8-K/A contains the information required by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

(a)	Financial Statements of Business Acquired.

The following financial statements are filed herewith:

CPM FM Limited (formerly known as Telecom FM Limited)
Financial statements for the years ended 31 May 2004 and 2003

Report of the independent registered public accounting firm

To the members of CPM FM Limited:

We have audited the accompanying balance sheets of CPM FM Limited as of 31 May 2004 and 2003 and the profit and loss accounts for the years then ended. These financial statements are the responsibility of CPM FM Limited’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements present fairly, in all material respects, the financial position of CPM FM Limited as of 31 May 2004 and 2003 and the results of its operations for the years then ended, in conformity with generally accepted accounting principles in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 25 to the financial statements.

GRANT THORNTON UK LLP
REGISTERED AUDITORS
CHARTERED ACCOUNTANTS
OXFORD

Date: December 15, 2004

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

Principal accounting policies

Basis of accounting

The financial statements have been prepared under the historical cost convention and in accordance with United Kingdom applicable accounting standards. The principal accounting policies of the company have remained unchanged from the previous year and are set out below.

Cash flow statement

The director has taken advantage of the exemption in Financial Reporting Standard No 1 (revised) from including a cash flow statement in the financial statements on the grounds that the company is wholly owned and its parent publishes a consolidated cash flow statement.

Turnover

Turnover is the total amount receivable by the company for goods supplied and services provided, excluding VAT and trade discounts. Revenue from installation of equipment is recognised on completion. All other revenue is recognised on delivery.

Research and development

Research and development expenditure is written off in the year in which it is incurred.

Depreciation

Depreciation is calculated so as to write off the cost of an asset, less its estimated residual value by equal annual installments over the useful economic life of that asset as follows:

Fixtures, fittings and equipment	—	25-33%
Computer equipment	—	33%

Investments

Investments are included at cost less amounts written off.

Stocks

Stocks are stated at the lower of cost and net realisable value. Short-term work in progress cost includes all costs incurred in bringing the stock to its current location and condition.

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

Operating lease agreements

Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits on a straight line basis over the period of the lease.

Pension costs

The company operates a defined contribution pension scheme for employees. The assets of the scheme are held separately from those of the company. The annual contributions payable are charged to the profit and loss account.

Deferred taxation

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay more, or a right to pay less or to receive more, tax.

Deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

Foreign currencies

Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

Profit and loss account

		2004	2003
	Note	£	£
Turnover	1	2,782,007	2,916,195
Cost of sales		(1,057,597)	(1,271,036)

Gross profit		1,724,410	1,645,159
Other operating charges	2	(2,033,740)	(2,285,076)
Exceptional items	3	442,313	—

Operating profit/(loss)	4	132,983	(639,917)
Intercompany debt forgiven	5	—	(360,777)
Interest receivable		2,849	7,165
Interest payable and similar charges		(44,241)	(23,336)

Profit/(loss) on ordinary activities before taxation		91,591	(1,016,865)
Tax on profit/(loss) on ordinary activities	8	26,871	116,747

Profit/(loss) for the financial year	20	118,462	(900,118)

All of the activities of the company are classed as continuing.

The company has no recognised gains or losses other than the results for the year as set out above.

    The accompanying accounting policies and notes form part of these financial statements.

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

Balance sheet

		2004	2003
	Note	£	£
Fixed assets
Tangible assets	9	18,023	52,890
Investments	10	—	500,060

		18,023	552,950

Current assets
Stocks	11	901,707	982,215
Debtors	12	531,505	891,719
Cash at bank and in hand		859,362	259,919

		2,292,574	2,133,853
Creditors: amounts falling due within one year	13	2,357,353	1,852,021

Net current (liabilities)/assets		(64,779)	281,832

Total assets less current liabilities		(46,756)	834,782
Creditors: amounts falling due after more than one year	14	50,000	1,050,000

		(96,756)	(215,218)

Capital and reserves
Called-up equity share capital	19	1,000	1,000
Profit and loss account	20	(97,756)	(216,218)

Deficiency in shareholders’ funds	21	(96,756)	(215,218)

The accompanying accounting policies and notes form part of these financial statements.

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

Notes to the financial statements

1	Turnover

The turnover and profit/(loss) before tax are attributable to the one principal activity of the company. An analysis of turnover is given below:

	2004	2003
	£	£
United Kingdom	790,195	2,029,714
Europe	1,109,325	413,451
Rest of world	882,487	473,030

	2,782,007	2,916,195

2	Other operating income and charges

	2004	2003
	£	£
Distribution costs	1,421,726	1,560,886
Administrative expenses	612,014	724,190

	2,033,740	2,285,076

3	Exceptional items

	2004	2003
	£	£
Waiver of intercompany debt by group undertakings	942,373	—
Provision against investments	(500,060)	—

	442,313	—

4	Operating profit/(loss)

Operating profit/(loss) is stated after charging:

	2004	2003
	£	£
Depreciation of owned fixed assets	34,867	48,390
Auditors’ remuneration:
Audit fees	10,300	9,600
Operating lease costs:
Land and buildings	61,230	60,500

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

5	Intercompany debt forgiven

The charge of £nil (2003 — £360,777) relates to the waiver of the intercompany debtor due from CPM FM Development Limited (formerly known as Telecom FM Developments Limited).

6	Directors and employees

The average number of staff employed by the company during the financial year amounted to:

	2004	2003
	No	No
Number of sales and marketing staff	7	8
Number of administration and support services staff	12	18
Number of development staff	6	7

	25	33

The aggregate payroll costs of the above were:

	2004	2003
	£	£
Wages and salaries	1,104,255	1,244,199
Social security costs	128,685	137,774
Other pension costs	51,958	59,320

	1,284,898	1,441,293

7	Director

Remuneration in respect of the director was as follows:

	2004	2003
	£	£
Emoluments receivable	131,763	132,240
Value of company pension contributions to money purchase schemes	12,995	12,995

	144,758	145,235

The director is accruing benefits under the company pension scheme.

CPM FM Limited Financial statements for the years ended 31 May 2004 and 2003

8	Taxation on ordinary activities

(a)	Analysis of charge in the year

	2004	2003
	£	£
Current tax:
Corporation tax based on the results for the year at 19% (2003 - 19%)	(26,206)	(80,234)
Under provision in prior year	(665)	(36,513)

Total current tax	(26,871)	(116,747)

(b)	Factors affecting current tax charge

The tax assessed on the profit/(loss) on ordinary activities for the year is higher than the standard rate of corporation tax in the UK of 19% (2003 - 19%).

	2004	2003
	£	£
Profit/(loss) on ordinary activities before taxation	91,591	(1,016,865)

Profit/(loss) on ordinary activities by rate of tax	17,402	(193,204)
Expenses not deductible for tax purposes	(81,331)	70,479
Depreciation in excess of capital allowances	2,192	3,008
Group relief	—	57,273
Adjustments to tax charge in respect of prior year	(665)	(36,513)
(Excess)/ deficit of research and development expense uplift over losses surrendered	(2,553)	51,822
Research and development tax credit	(26,206)	(80,234)
Unrelieved tax losses	64,290	10,622

Total current tax (note 8(a))	(26,871)	(116,747)

(c)	Factors that may affect future tax charges

Unrelieved tax losses of £584,000 (2003 - £232,000) remain available to offset against future taxable trading profits. No deferred tax asset has been recognised in respect of these losses as it is considered unlikely to be recovered in the foreseeable future.

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

9	Tangible fixed assets

	Fixtures,
	fittings and	Computer
	equipment	equipment	Total
	£	£	£
Cost
At 1 June 2003 and 31 May 2004	100,318	107,441	207,759

Depreciation
At 1 June 2003	70,722	84,147	154,869
Charge for the year	17,070	17,797	34,867

At 31 May 2004	87,792	101,944	189,736

Net book value
At 31 May 2004	12,526	5,497	18,023

At 31 May 2003	29,596	23,294	52,890

10	Investments

Shares in
group
undertakings
£
Cost
At 1 June 2003	500,060
Amounts written off
At 1 June 2003	—
Provided in the year	500,060

At 31 May 2004	—

Net book amount at 31 May 2004	—

Net book amount at 31 May 2003	500,060

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

At 31 May 2004 the company held more than 20% of the allotted share capital of the following subsidiary undertakings:

			Proportion
		Proportion	held by
	Class of share	held by	parent
	capital held	company	company	Nature of business
CPM Capital PLC (formerly known as Telecom Capital PLC)				Credit finance by
	Ordinary	100%	—	way of leasing

CPM FM Developments Limited (formerly known as Telecom FM Developments Limited)	Ordinary	60%	40%	Non-trading

The company has not prepared consolidated financial statements as the ultimate parent undertaking, CPM FM Group Limited, has prepared consolidated financial statements.

11	Stocks

	2004	2003
	£	£
Work in progress	771,847	832,354
Finished goods	129,860	149,861

	901,707	982,215

12	Debtors

	2004	2003
	£	£
Trade debtors	401,196	640,471
Taxation recoverable	30,492	116,980
Other debtors	69,746	81,852
Prepayments and accrued income	30,071	52,416

	531,505	891,719

The debtors above include the following amounts falling due after more than one year:

	2004	2003
	£	£
Rent deposit recoverable in more than one year	23,100	23,100

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

13	Creditors: amounts falling due within one year

	2004	2003
	£	£
Bank overdraft	908,043	594,621
Trade creditors	461,161	528,631
Amounts owed to group undertakings	850,000	464,625
Other taxation and social security	41,963	45,567
Other creditors	5,814	33,757
Accruals and deferred income	90,372	184,820

	2,357,353	1,852,021

The bank overdraft is secured by a fixed and floating charge over all assets of the company.

14	Creditors: amounts falling due after more than one year

	2004	2003
	£	£
Loan from TFM pension scheme	50,000	50,000
Amount due to immediate parent company	—	1,000,000

	50,000	1,050,000

The loan from TFM pension scheme is repayable on 31 May 2006 with interest being charged at 3% above the Bank of Scotland base rate.

15	Pensions

The company operates a defined contribution pension scheme for the benefit of the employees. The assets of the scheme are administered by trustees in a fund independent from those of the company.

16	Leasing commitments

At 31 May 2004 the company had annual commitments under non-cancellable operating leases as set out below.

	Land & Buildings
	2004	2003
	£	£
Operating leases which expire:
After more than 5 years	60,500	60,500

17	Contingent liabilities

The company guarantees the bank loans and overdrafts of its subsidiaries and parent company. The total of loans and overdrafts at 31 May 2004 amounted to £ nil (2003 - £ nil ).

At 31 May 2004 a claim had been made against the company by a customer. Having taken legal advice the company is rigorously defending the action which it believes to be without merit. The director does not consider that any significant financial liability will arise as a result of this matter.

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

18	Related party transactions

As a wholly owned subsidiary of CPM FM Group Limited, the company is exempt from the requirements of FRS 8 to disclose transactions with other members of the group on the grounds that the accounts are publicly available from Companies House.

At 31 May 2004 the company owed the TFM pension scheme £50,000 (2003: £50,000) as detailed in note 14. Interest payable on this loan during the year was £ 3,383 (2003: £3,455).

19	Share capital

Authorised share capital:

	2004	2003
	£	£
505 ‘A’ Ordinary shares of £1 each	505	505
495 ‘B’ Ordinary shares of £1 each	495	495

	1,000	1,000

Allotted, called up and fully paid:

	2004		2003
	No	£	No	£
’A’ Ordinary shares of £1 each	505	505	505	505
’B’ Ordinary shares of £1 each	495	495	495	495

	1,000	1,000	1,000	1,000

The shares rank pari passu.

20	Profit and loss account

	2004	2003
	£	£
Balance brought forward	(216,218)	683,900
Accumulated profit/(loss) for the financial year	118,462	(900,118)

Balance carried forward	(97,756)	(216,218)

21	Reconciliation of movements in shareholders’ funds

	2004	2003
	£	£
Profit/(loss) for the financial year	118,462	(900,118)
Opening shareholders’ (deficit)/funds	(215,218)	684,900

Closing shareholders’ deficit	(96,756)	(215,218)

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

22	Ultimate parent company

The directors consider that the ultimate parent undertaking of this company is CPM FM Group Limited, a company registered in England and Wales.

The largest group of undertakings for which consolidated financial statements will be drawn up is headed by CPM FM Group Limited.

23	Capital commitments

The director has confirmed that there were no capital commitments at 31 May 2004 or 31 May 2003.

24	Post balance sheet event

The company sold its trade and assets for US$1,500,000 in September 2004, US$250,000 of which is deferred consideration.

25	Summary of the differences between accounting principles generally accepted in the United Kingdom and the United States

The financial statements are prepared in conformity with accounting principles generally accepted in the United Kingdom (U.K. GAAP”) which differ in certain respects from accounting principles generally accepted in the United States of America (“U.S. GAAP”).

As permitted by Item 17 of Form 20-F, the following statements of cash flows were prepared in conformity with U.S. GAAP.

The following is a summary of the significant adjustments to turnover, profit (loss) on ordinary activities, and shareholders’ deficiency when reconciling amounts recorded in the financial statements to the corresponding amounts in accordance with U.S. GAAP

			Year ended	Year ended
			May 31, 2004	May 31, 2003
Turnover under U.K. GAAP			£2,782,007	£2,916,195
U.S. GAAP adjustments
Turnover of consolidated subsidiaries	(a	)	24,975	78,172

Turnover under U.S. GAAP			£2,806,982	£2,994,367

			Year ended	Year ended
			May 31, 2004	May 31, 2003
Profit (loss) on ordinary activities under U.K. GAAP			£118,462	£(900,118)
U.S. GAAP adjustments:
Elimination of waiver of intercompany debt of consolidated subsidiaries	(a	)	(534,721)	360,777
Profit (loss) on ordinary activities of consolidated subsidiaries	(a	)	(32,097)	116,111
Elimination of provision against investments	(a	)	500,060	—
add another a Reclassification of waiver of intercompany debt by group undertakings to shareholders’ fund	(b	)	(407,652)	—

Loss on ordinary activities under U.S. GAAP			£(355,948)	£(423,230)

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

			Year ended	Year ended
			May 31, 2004	May 31, 2003
Shareholders’ deficiency under U.K. GAAP			£(96,756)	£(215,218)
U.S. GAAP adjustments:
Shareholders’ funds of consolidated subsidiaries	(a	)	57,560	625,070
Elimination of provision against investments	(a	)	500,060	—
Elimination of consolidated subsidiaries’ capital accounts	(a	)	(500,100)	(500,100)

Shareholders’ deficiency under U.S. GAAP			£(39,236)	£(90,248)

(a)	Principles of consolidation

The Company held 100% of the allotted share capital of CPM Capital PLC (formerly known as Telecom Capital PLC) and 60% of the allotted share capital of CPM FM Developments Limited (formerly known as Telecom FM Developments Limited). Under U.K. GAAP, the Company is exempted from consolidating its majority-owned investments, as the ultimate parent undertaking, CPM FM Group Limited, has prepared consolidated financial statements.

U.S. GAAP require consolidation of all majority-owned subsidiaries.

(b)	Waiver of intercompany debt by group undertakings

Under U.K. GAAP, waiver of debt to or from related parties are included in the profit and loss account.

Under U.S. GAAP, waiver of debt to or from related parties are included in shareholders’ funds (deficiency) accounts.

Presentational Differences:

Deferred income taxes

Under U.K. GAAP, deferred tax is provided in full on timing differences that result in a obligation at the balance sheet date to pay more tax, or a right to pay less tax, at a future date, at rates expected to apply when they crystallize based on current tax rates and laws. Deferred tax assets are recognized to the extent it is regarded as more likely than not that they will be recovered.

Under U.S. GAAP, deferred taxes are provided for all temporary differences on a full asset and liability basis. A valuation allowance is established in respect of those deferred tax assets where it is more likely than not that some portion will not be realized. Under U.S. GAAP, the Company’s net deferred tax assets have been fully valued at both May 31, 2004 and 2003 (resulting in a net deferred tax asset of nil at both dates).

Balance sheet presentation

Under U.K. GAAP, assets in the balance sheet are presented in ascending order of liquidity.

Under U.S. GAAP, assets are presented in descending order of liquidity.

CPM FM Limited
Financial statements for the years ended 31 May 2004 and 2003

Comprehensive Income (Loss)

The comprehensive income (loss) under U.S. GAAP is the same as net income (loss) under U.S. GAAP for all periods presented.

Cash Flow Statement

The following is a cash flow statement under U.S. GAAP.

	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	£(355,948)	£(423,230)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	34,867	48,390
Changes in operating assets and liabilities:
(Increase) decrease in:
Inventories	80,508	530,264
Tax receivable	90,399	(34,327)
Accounts receivable	239,275	(409,877)
Net investment in finance leases	324,725	(71,137)
Prepaid and other current assets	89,941	(54,465)
Increase (decrease) in:
Accounts payable	(64,686)	(572,606)
Due to related party	(206,973)	—
Accrued expenses and other current liabilities	(131,432)	53,711

Net Cash Provided by (Used In) Operating Activities	100,676	(933,277)

CASH FLOWS FROM INVESTING ACTIVITIES:
Collections on receivables from related parties	211,221	—
Purchase of machinery and equipment	—	(12,318)

Net Cash Provided by (Used In) Investing Activities	211,221	(12,318)

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdraft	313,422	582,290

Net Cash Provided by Financing Activities	313,422	582,290

NET INCREASE (DECREASE) IN CASH	625,319	(363,305)
CASH, BEGINNING OF PERIOD:	262,832	626,137

CASH, END OF PERIOD	£888,151	£262,832

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Interest paid during the period	£45,083	£23,398

Income taxes paid during the period	£28,619	£—

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Waiver of related party debt credited to additional paid-in capital	£407,652	£—

(b)	Pro Forma Financial Information.

     The following pro forma financial information is filed herewith:

SUNAIR ELECTRONICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED INFORMATION

SUNAIR ELECTRONICS INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED INFORMATION

INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma combined financial information gives effect to the acquisition of CPM FM Limited (formerly known as Telecom FM Limited) (“Telecom”).

On October 5, 2004, Sunair Electronics, Inc. (the Registrant), (“Sunair”), through a wholly-owned subsidiary, Sunair Communications, Limited, a private limited company incorporated in England (“SCL”), entered into a definitive Asset Purchase Agreement by and amount SCL, Telecom, a private limited company incorporated in England, and TFM Group Limited, a private limited company incorporated in England and the sole shareholder of Telecom, pursuant to which Sunair acquired substantially all of the assets and assumed certain liabilities of Telecom for $1,500,000 cash.

Sunair deferred payment of $250,000 of the purchase price, which Sunair may set off against any indemnifiable damages pursuant to the Asset Purchase Agreement. Sunair agreed to deliver the deferred payment amount to Telecom no later than ten business days following the one hundred eightieth day after closing, unless any indemnifiable claims remain unresolved at such time.

The transaction was closed on October 11, 2004 and, as stated in the Asset Purchase Agreement, became effective on September 1, 2004.

The unaudited pro forma condensed combined balance sheet gives effect to this acquisition as if it had occurred on June 30, 2004. The unaudited pro forma combined statements of operations for the year ended September 30, 2003 and the nine months ended June 30, 2004 gives effect to the acquisition as if it had occurred at the beginning of the earliest periods presented.

The unaudited pro forma combined financial information has been included as required and allowed by the rules of the Securities and Exchange Commission and is presented for illustrative purposes only. Such information is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition taken place on June 30, 2004 or October 1, 2003 or 2002. The pro forma condensed combined financial statements should be read in conjunction with the Company’s Form 10-KSB for the year ended September 30, 2003 and the related notes included in this Current Report on Form 8-K/A.

1

SUNAIR ELECTRONICS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED BALANCE SHEET
June 30, 2004

	Sunair	CPM FM		Pro		Pro
	Electronics, Inc.	Limited		Forma		Forma
	Historical (1)	Historical	Total	Adjustments		Combined
ASSETS
Cash	$988,666	$—	$988,666	$(1,250,000)	(2)	$(261,334)
Accounts receivable, net	1,722,710	1,404,935	3,127,645			3,127,645
Inventories	7,287,494	1,563,764	8,851,258			8,851,258
Deferred tax assets	653,000	—	653,000			653,000
Prepaid expenses and other current assets						204,535
Investments	4,968,068	—	4,968,068			4,968,068
Property and equipment, net	681,334	28,805	710,139			710,139
Software costs, net	2,700,000	—	2,700,000			2,700,000
Notes receivable and other assets	602,709	—	602,709			602,709
Investment in subsidiary	—		—	1,500,000	(2)
			—	(1,500,000)	(3)	—
Goodwill	724,723	—	724,723	119,775	(3)	844,498

Total Assets	$20,328,704	$3,202,039	$23,530,743	$(1,130,225)		$22,400,518

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$596,379	$881,130	$1,477,509			$1,477,509
Bank overdraft	—	595,444	595,444			595,444
Accrued expenses and other liabilities	555,877	254,870	810,747	250,000	(2)	1,060,747
Deferred tax liability	860,000	—	860,000			860,000
Unearned revenues	145,106	—	145,106			145,106
Bank line of credit	99,300	—	99,300			99,300
Notes payable and capital leases	1,466,964	90,370	1,557,334	—		1,557,334

Total Liabilities	3,723,626	1,821,814	5,545,440	250,000		5,795,440

Common stock	400,662	1,619	402,281	(1,619)	(3)	400,662
Additional paid-in capital	3,852,106	3,252,725	7,104,831	(3,252,725)	(3)	3,852,106
Retained earnings (deficit)	12,352,310	(1,816,702)	10,535,608	1,816,702	(3)	12,352,310
Accumulated other comprehensive loss						(57,417)

Total Stockholders’ Equity	16,605,078	1,380,225	17,985,303	(1,380,225)		16,605,078

Total Liabilities and Stockholders’ Equity	$20,328,704	$3,202,039	$23,530,743	$(1,130,225)		$22,400,518

2

SUNAIR ELECTRONICS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Nine Months ended June 30, 2004

	Sunair	CPM FM		Pro	Pro
	Electronics, Inc.	Limited		Forma	Forma
	Historical (1)	Historical	Total	Adjustments	Combined
Revenues	$7,631,975	$3,819,315	$11,451,290		$11,451,290
Cost of revenues	4,011,542	3,008,078	7,019,620		7,019,620

Gross profit	3,620,433	811,237	4,431,670	—	4,431,670
Selling, general and administrative expenses	2,354,124	1,273,580	3,627,704		3,627,704

Income (loss) from operations	1,266,309	(462,343)	803,966	—	803,966
Other income (expenses):
Other expenses	(12,850)	(68,250)	(81,100)		(81,100)
Loss on investment in subsidiaries	—	(891,932)	(891,932)	—	(891,932)

Total other expenses	(12,850)	(960,182)	(973,032)	—	(973,032)

Income (loss) before income tax benefit	1,253,459	(1,422,525)	(169,066)	—	(169,066)
Income tax benefit	(361,978)	—	(361,978)	—	(361,978)

NET INCOME (LOSS)	$891,481	$(1,422,525)	$(531,044)	$—	$(531,044)

Pro-forma net income (loss) per common share
Basic	$0.22	$—	$—	$—	$(0.13)

Diluted	$0.22	$—	$—	$—	$(0.13)

Weighted average of pro-forma shares outstanding:
Basic	3,987,004	—	—	—	3,987,004

Diluted	4,095,854	—	—	—	4,095,854

3

SUNAIR ELECTRONICS, INC. AND SUBSIDIARIES

UNAUDITED PRO-FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended September 30, 2003

	Sunair	CPM FM		Pro	Pro
	Electronics, Inc.	Limited		Forma	Forma
	Historical (1)	Historical	Total	Adjustments	Combined
Revenues	$8,819,320	$3,994,585	$12,813,905		$12,813,905
Cost of revenues	4,593,899	3,266,444	7,860,343		7,860,343

Gross profit	4,225,421	728,141	4,953,562	—	4,953,562
Selling, general and administrative expenses	3,125,812	1,794,029	4,919,841		4,919,841

Income (loss) from operations	1,099,609	(1,065,888)	33,721	—	33,721
Other income (expenses):	170,726	(36,370)	134,356		134,356

Income (loss) before income tax benefit	1,270,335	(1,102,258)	168,077	—	168,077
Income tax benefit	(427,250)	—	(427,250)		(427,250)

NET INCOME (LOSS)	$843,085	$(1,102,258)	$(259,173)	$—	$(259,173)

Pro-forma net income (loss) per common share
Basic	$0.21	$—	$—	$—	$(0.07)

Diluted	$0.21	$—	$—	$—	$(0.07)

Weighted average of pro-forma shares outstanding:
Basic	3,987,004	—	—	—	3,987,004

Diluted	3,941,037	—	—	—	3,941,037

4

SUNAIR ELECTRONICS, INC AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

NOTE 1 — BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed combined financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

NOTE 2 — STOCK PURCHASE AGREEMENT

On October 11, 2004 and effective September 1, 2004, Sunair acquired substantially all of the assets and assumed certain liabilities of Telecom for $1,500,000, of which $250,000 was deferred.

The following table set forth the preliminary allocation of the purchase price to Telecom’s tangible assets acquired and liabilities assumed as of June 30, 2004:

Inventories	$1,563,764
Accounts receivable	1,404,935
Prepaid and other current assets	204,535
Fixed assets	28,805
Goodwill	119,775
Accounts payable	(881,130)
Bank overdraft	(595,444)
Accrued expenses	(254,870)
Loan payable	(90,370)

Total	$1,500,000

NOTE 3 — PRO FORMA ADJUSTMENTS

1.	On August 6, 2004, Sunair acquired Percipia, Inc. and its wholly owned subsidiary, Percipia Networks, Inc., as reported on a Form 8-K previously filed with the Securities and Exchange Commission. Sunair’s historical balance sheet as of June 30, 2004 and income statements for the nine months ended June 30, 2004 and year ended September 30, 2003 were adjusted to reflect Percipia’s acquisition.

5

2.	Reflects $1,250,000 cash disbursed and $250,000 cash to be disbursed in connection with Sunair’s acquisition of Telecom.

3.	Reflects the consolidation of Sunair and Telecom. The excess of the purchase price over the fair value of the net assets acquired amounted to $119,775 and has been allocated to goodwill.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNAIR ELECTRONICS, INC.
Date: December 20, 2004	By:	/s/ SYNNOTT B. DURHAM
Synnott B. Durham
Chief Financial Officer